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                                                                  EXHIBIT 10.13

                       ELOYALTY EMPLOYEE INVESTORS, L.L.C.

                               OPERATING AGREEMENT


         This Operating Agreement of ELOYALTY EMPLOYEE INVESTORS, L.L.C., a Delaware Limited Liability Company (the "COMPANY"), is entered into this ____ day of July 2000, by eLoyalty Corporation, a Delaware corporation (the "INITIAL MEMBER"), Sarah Faux (the "MANAGER") and the Company shall be formed as follows:

         1. NAME. The name of the Company is eLoyalty Employee Investors, L.L.C.

         2. PURPOSES AND POWERS. The Company is organized for engaging in any lawful act or activity for which a limited liability company may be organized under the laws of the State of Delaware. The Company shall have the power to make and perform all contracts and to engage in all activities and transactions necessary or advisable to carry out the purposes of the Company, and all other powers available to it as a limited liability company under the laws of the State of Delaware.

         3. MEMBERS. The name and membership interest (the "MEMBERSHIP INTEREST") in the Company of the Initial Member are set forth on Exhibit A attached hereto and incorporated herein by reference.

         4. TERM. The Company shall commence upon the filing of the Company's Certificate of Formation in the Office of the Secretary of State of the State of Delaware and shall conclude upon the determination of the Manager.

         5. MANAGER. Sarah Faux is hereby designated as the Manager of the Company.

         6. CAPITAL CONTRIBUTIONS. The Initial Member shall contribute capital to the Company from time to time at the request of the Manager.

         7. ALLOCATIONS. All income, gains and losses will be allocated to the accounts of the Initial Member in accordance with its Membership Interest.

         8. DISTRIBUTIONS TO MEMBERS. The Initial Member will receive distributions if, upon winding up of the Company, the assets or proceeds available exceed the amount required for the payment and discharge of all of the Company's debts and liabilities. Other than as stated above, distributions to the Initial Member shall be in the discretion of the Manager. The Manager may, in her discretion, make distributions to the Initial Member which include a return of all or any part of the Initial Member's contribution. The Initial Member has no right to demand or receive property other than cash from the Company in return for its capital contribution.

         9. MANAGEMENT. The management, operation and policies of the Company are vested exclusively in the Manager. The Manager shall have the power on behalf and in the name of the Company to carry out and implement any and all of the objects and purposes of the Company. The Manager shall not be liable to the Initial Member for honest mistakes of judgment or for any losses due to such mistakes or for the negligence, dishonesty or bad faith of any employee, broker or other agent of the Company selected by it with reasonable care.

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         10. MISCELLANEOUS. The terms and provisions of this Agreement may be modified or amended at any time and from time to time by the Initial Member. This Agreement shall be binding upon the heirs, personal representatives and other successors of the Initial Member. This Agreement shall be construed in accordance with the laws of the State of Delaware.


                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the undersigned have signed this OPERATING
AGREEMENT as of the day and year first above written.

INITIAL MEMBER:


ELOYALTY CORPORATION


By:
     ----------------------------------
Name
      ---------------------------------
Title:
        -------------------------------


MANAGER:


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SARAH FAUX

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                                    EXHIBIT A



Name and Address                                             Membership Interest
----------------                                             -------------------
eLoyalty Corporation                                                     100.00%